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                       SECURITIES EXCHANGE AND COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 3, 2000 (July 24, 2000)


                                  ANESTA CORP.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


       0-23160                                            87-0424798
(Commission File Number)                       (IRS Employer Identification No.)



       4745 WILEY POST WAY, PLAZA 6, SUITE 650, SALT LAKE CITY, UTAH 84116
              (Address of principal executive offices and Zip Code)



                                 (801) 595-1405
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On July 24, 2000, Anesta Corp. (the "Company") issued a press release concerning the financial results for the quarter ended June 30, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press release dated July 24, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 3, 2000

                                 ANESTA CORP.

                                 By:  /s/ Roger P. Evans, CPA
                                    ------------------------------
                                 Roger P. Evans, CPA
                                 Its: Vice President, Finance and Administration


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                DESCRIPTION OF DOCUMENT
-------               -----------------------
  99.1           Press release dated July 24, 2000